Please file this Prospectus Supplement with your records.

WELLS FARGO FUNDS TRUST

WELLS FARGO ADVANTAGE CALIFORNIA LIMITED-TERM TAX-FREE FUND

WELLS FARGO ADVANTAGE CALIFORNIA TAX-FREE FUND

WELLS FARGO ADVANTAGE COLORADO TAX-FREE FUND

WELLS FARGO ADVANTAGE INTERMEDIATE TAX-FREE FUND

WELLS FARGO ADVANTAGE MINNESOTA TAX-FREE FUND

WELLS FARGO ADVANTAGE MUNICIPAL BOND FUND

WELLS FARGO ADVANTAGE NATIONAL LIMITED-TERM TAX-FREE FUND

WELLS FARGO ADVANTAGE NATIONAL TAX-FREE FUND

WELLS FARGO ADVANTAGE SHORT-TERM MUNICIPAL BOND FUND

WELLS FARGO ADVANTAGE WISCONSIN TAX-FREE FUND

Class A

Supplement dated April 11, 2008, to the Prospectus dated April 1, 2008,

as previously supplemented April 8, 2008.

Municipal Bond Fund

Effective immediately, the first footnote the Annual Fund Operating Expenses table found on page 31 in the Prospectus is deleted and replaced with the following:

1Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within eighteen months of purchase. See “A Choice of Share Classes” for further information.

California Limited-Term Tax-Free Fund

California Tax-Free Fund

Colorado Tax-Free Fund

Intermediate Tax-Free Fund

Minnesota Tax-Free Fund

Municipal Bond Fund

National Limited-Term Tax-Free Fund

National Tax-Free Fund

Short-Term Municipal Bond Fund

Wisconsin Tax-Free Fund

The tables found in the section “Class A Shares Sales Charge Schedules” on page 66 of the Prospectus are deleted and replaced with the following:

Class A Shares Sales Charge Schedule for all Funds (except for the California Limited-Term Tax-Free Fund, Intermediate Tax-Free Fund, National Limited-Term Tax-Free Fund and the Short-Term Municipal Bond Fund)

Amount of Purchase	Front-end Sales Charge as % of Public Offering Price	Front-end Sales Charge as % of Net Amount Invested
Less than $50,000	4.50%	4.71%
$50,000 to $99,999	4.00%	4.17%
$100,000 to $249,999	3.50%	3.63%
$250,000 to $499,999	2.50%	2.56%
$500,000 to $999,999	2.00%	2.04%
$1,000,000 and over[1]	0.00%	0.00%

1We will assess a 1.00% CDSC on Class A share purchases of $1,000,000 or more if they are redeemed within eighteen months from the date of purchase, unless the dealer of record waived its commission with a Fund’s approval. Certain exceptions apply (see “CDSC Waivers”). The CDSC percentage you pay is applied to the NAV of the shares on the date of the original purchase.

Class A Shares Sales Charge Schedule for the California Limited-Term Tax-Free Fund, Intermediate Tax-Free Fund, National Limited-Term Tax-Free Fund and the Short-Term Municipal Bond Fund

Amount of Purchase	Front-end Sales Charge as % of Public Offering Price	Front-end Sales Charge as % of Net Amount Invested
Less than $50,000	3.00%	3.09%
$50,000 to $99,999	2.50%	2.56%
$100,000 to $249,999	2.00%	2.04%
$250,000 to $499,999	1.50%	1.52%
$500,000 to $999,999	1.00%	1.01%
$1,000,000 and over[1]	0.00%	0.00%

1We will assess a 0.50% CDSC on Class A share purchases of $1,000,000 or more if they are redeemed within eighteen months from the date of purchase, unless the dealer of record waived its commission with a Fund’s approval. Certain exceptions apply (see “CDSC Waivers”). The CDSC percentage you pay is applied to the NAV of the shares on the date of the original purchase.

MIR048/P1101SP